                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-8059

                    Cohen & Steers Special Equity Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2003

Item 1. Reports to Stockholders.

The registrant's annual report to shareholders, for the period ended December 31, 2003, is hereby included.

Item 2. Code of Ethics.

On February 5, 2004, the registrant adopted a code of ethics that applies to the registrant's principal executive and principal financial officers. A copy of the code of ethics is attached as Exhibit 10(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant's audit committee has determined that it does not have an audit committee financial expert serving on its audit committee. Although no single audit committee member possesses the attributes necessary for qualification as an audit committee financial expert, several members have significant experience in the management of their personal assets and the assets of the businesses with which they are or have been associated. All members of the audit committee are also financially literate and have the necessary education and experience to be effective members of the audit committee. In addition, the registrant's nominating committee intends to recommend the appointment and election of an additional director who will qualify as an audit committee financial expert and theregistrant's board will consider this nomination at a future meeting, with such appointment to take effect upon satisfying the requirements of section 16 of the 1940 Act.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate audit fees billed by the registrant's principal accountant to the registrant were $34,000 for the fiscal year ended December 31, 2002 and $40,000 for the fiscal year ended December 31, 2003.

(b) Audit-Related Fees. The aggregate audit-related fees billed by the registrant's principal accountant to the registrant were $6,000 for the fiscal year ended December 31, 2002 and $6,000 for the fiscal year ended December 31, 2003. These fees were billed in connection with agreed upon procedures performed by the registrant's principal accountant relating to after-tax return calculations.

(c) Tax Fees. The aggregate tax fees billed by the registrant's principal accountant to the registrant were $8,900 for the fiscal year ended December 31, 2002 and $9,800 for the fiscal year ended December 31, 2003. These fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(d) All Other Fees. There were no other fees billed by the registrant's principal accountant to the registrant for the fiscal years ended December 31, 2002 and December 31, 2003.

For the fiscal year ended December 31, 2002, the aggregate fees billed by the registrant's principal accountant to the registrant's investment adviser for services provided by the principal accountant were $46,000. These fees were billed in connection with internal control reviews and

AIMR performance reviews and were not required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X since this portion of the Rule was not effective until 2003.

For the fiscal year ended December 31, 2003, the aggregate fees billed by the registrant's principal accountant to the registrant's investment adviser for services provided by the principal accountant and approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were $49,500. These fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1) Before the registrant's principal accountant is engaged to render audit or non-audit services to the registrant and non-audit services to the registrant's investment adviser and its affiliates, each engagement is approved by the registrant's audit committee.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's principal accountant for services rendered to the registrant and the registrant's investment adviser and its affiliates were $60,900 for the fiscal year ended December 31, 2002 and $65,300 for the fiscal year ended December 31, 2003.

(h) This item was not applicable for the fiscal year ended December 31, 2003 since no such non-pre-approved services were rendered. For the fiscal year ended December 31, 2002, the registrant's audit committee did consider whether the provision of non-audit services that were rendered to the registrant's investment adviser and its affiliates was compatible with maintaining the principal accountant's independence. These non-audit services were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X since this portion of the Rule was not effective until 2003.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a) (1) Code of Ethics for Principal Executive and Principal Financial Officers

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SPECIAL EQUITY FUND, INC.


By: /s/ Robert H. Steers
    ----------------------------------
    Name: Robert H. Steers
    Title: Chairman

Date: February 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert H. Steers                 By: /s/ Martin Cohen
    ----------------------------------       -----------------------------------
    Name: Robert H. Steers                   Name: Martin Cohen
    Title: Chairman, Secretary and           Title: President, Treasurer and
           principal executive officer              principal financial officer

Date: February 27, 2004

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

February 17, 2004

To Our Shareholders:

    We are pleased to submit to you our annual report for Cohen & Steers Special Equity Fund for the quarter and year ended December 31, 2003. On that date the net asset value of the fund was $38.55 per share. In addition, a semiannual dividend of $1.06 per share was declared for shareholders of record on December 22, 2003 and was paid on December 23, 2003. No capital gains distribution was made in 2003.

2003 RESULTS AND STRATEGY UPDATE

    Cohen & Steers Special Equity Fund was one of the best performing domestic real estate mutual funds in 2003. For the full year in 2003, the fund had a total return of 46.9%, which compares to the NAREIT Equity REIT Index(a) total return of 37.1%. In the fourth quarter of 2003, the fund had a total return of 10.5%, compared to NAREIT's return of 10.0%.

    In the past two annual reports we discussed changes that were made to the fund's investment strategy two years ago. We are pleased with the results of these changes, as shown below, and that the long-term track record of the fund has improved considerably.

                       COHEN & STEERS SPECIAL EQUITY FUND

           ANNUALIZED RETURN
           -----------------   EXCESS
            FUND     NAREIT    RETURN
            ----     ------    ------
2003        46.9%     37.1%     9.8%
2002         7.7%      3.9%     3.8%
Inception   11.5%     10.8%     0.7%
(5/8/97)

    To reiterate our goals, the fund will be positioned as a core REIT fund with a higher return/risk profile. Our objectives are to manage a concentrated portfolio, be aggressive in taking advantage of pricing anomalies among property sectors and companies, constrain risk by adhering to a defined universe of REITs and other owners of income property, and outperform the REIT indexes. We continue to employ a proprietary valuation/portfolio construction model that focuses on real estate net asset value and cash flow growth.

    For the third year the fund's investment advisor has extended through December 31, 2004 its agreement to waive its fee and/or reimburse the fund for expenses incurred in order to limit the fund's expense ratio to 1.50% of the fund's net assets.

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                                       1



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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

INVESTMENT REVIEW

    Exceeding even the most optimistic expectations, and frustrating many skeptics, 2003 was simply the best year for REIT investors in the modern era (since 1991).

    This was the year that REITs gained wider acceptance as both an important asset class and a financial instrument. We have long believed that REITs' investment characteristics -- namely high current yield, low correlation to other asset classes and strong total return potential -- were highly desirable. Over the past year, more and more investors came to recognize the potential benefits of REITs. Record low returns on fixed-income investments made REIT current income and dividend growth capabilities all the more attractive. In our view, their low correlation to other asset classes, particularly following a major bear market in equities, offered a welcomed respite to investors whose risk tolerance has been dramatically reduced. The resilience of REIT cash flows and asset values, despite the sluggish economy and weak real estate markets, contributed to investors' confidence in their ability to produce healthy growth once these macro trends began to reverse, as they did in the second half of the year.

    While almost all REITs performed well in 2003, there were some interesting trends with respect to sector performance. We were surprised to see the health care sector produce the best returns both in the fourth quarter (17.2%) and full year (53.6%). Health care fundamentals were better than expected due to a surprise increase in nursing home reimbursement in 2003, in spite of federal and local budget deficits. In addition, the continued low interest rate environment favored this interest-rate-sensitive, defensive sector. More predictably, in the fourth quarter the hotel sector fared second best (14.2%), followed by regional malls (12.5%). The full year runner-up to health care was the mall sector, delivering 52.2%. As was the case in the past several years, underperformers for both the quarter and full year were apartment and office building owners.

    Our strong performance in 2003 was driven primarily by stock selection. Standout performers included Alexander's (93.1%), Ventas (105.8%), Mills Corp. (60.3%) and Brookfield Properties (60.1%). All of these standout performers shared a common attribute: their common stocks were materially undervalued in our proprietary valuation model at the beginning of 2003. Also, for each company there was an event or catalyst that emerged during the year that demonstrated that its assets or business was undervalued. For Alexander's, speculation emerged that the company would be sold or restructured once its Bloomberg LP headquarters development in midtown Manhattan was complete. Ventas sold nursing homes to its primary operator, Kindred, at prices that far exceeded most expectations -- thereby demonstrating, in our view, that Ventas, Kindred's largest landlord, holds strategic influence over Kindred's business. As regional mall prices have escalated, we believe that investors have recognized that Mills Corp, one of the most active developers of value-oriented malls, is well positioned to create value. And finally, Brookfield spun off a homebuilding company, thereby surfacing value and enhancing the focus of the company as a trophy office owner. Other contributions to performance came from our overweight in hotels and regional malls and our underweight in apartments.

    Detracting from performance was our underweight in the shopping center and the health care sectors, two defensive sectors whose stocks were expected to lag in the improving economic environment that we have been expecting. However, both sectors continued to enjoy very strong asset pricing in the private market, and both continue to benefit from the low interest rate environment. Two laggards in terms of stock selection were Sun

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                                       2



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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

Communities (12.7%), which continues to be hurt by the downturn in the manufactured home community sector, and Crescent Real Estate (13.4%), whose highly cyclical group of office, hotel and land businesses have yet to see signs of recovery. We have added to our Sun position recently, as its shares offer one of the best values in our valuation model.

    We believe that REITs became an important component of many investment portfolios in 2003. Pension, endowment and charitable funds, along with many insurance companies found them to be attractive instruments with which to satisfy liabilities and other obligations. Investors shifting their investment objectives from pure growth to income and growth, particularly those approaching retirement age, found REITs to be an appealing alternative. REITs were included more than ever in portfolios of income-oriented and diversified investment vehicles and funds, both public and private, leveraged and unleveraged. For many investors who began to anticipate an increase in inflation and interest rates, REITs may have become a perceived safe haven from both, as REITs have historically performed well in high inflation and high interest rate environments. The consistent strong returns from REITs even attracted the attention of many die-hard direct real estate investors who had trouble finding bargains in the private market.

    To be sure, there were a fair number of fundamental reasons for REITs to have done well in 2003. Real estate has undergone a re-pricing over the past year, appreciating in value despite rising vacancies and softness in rents. Investors in both the public and private markets seemed to ignore recent market conditions, and instead valued property based on expected future cash flows. This strong real estate pricing bolstered REIT asset values. Low interest rates have clearly added to this pricing situation as it has enabled leveraged buyers to purchase properties at lower current returns than would be possible, or prudent, in a higher rate environment. Nonetheless, we are still not convinced that private real estate buyers in general have fully adapted, as much as REITs have, to the extraordinary credit market conditions that have prevailed.

    Over the past two years low interest rates and ready access to the financial markets have enabled most REITs to re-price their liabilities by retiring or refinancing high cost debt, or by adding to their leverage without assuming meaningfully higher risk. This phenomenon has not necessarily been fully appreciated by the investment community, in our opinion, but has undoubtedly enhanced equity values. In addition to stabilizing balance sheets and extending debt maturities, this has improved both the absolute level and, in our view, the quality of REIT earnings. As a result, REIT earnings performance overall in 2003 greatly exceeded what one would have expected in light of soft real estate markets. For example, the weighted average earnings per share of the 110 largest REITs declined by approximately 2.0%. More surprisingly, the dividends per share of the same group of companies grew by approximately 3.8%.

    As REITs consistently performed well throughout the year (rising in 11 out of 12 months), investor expectations for improving fundamentals were vindicated by economic statistics. The 8.2% rise in third quarter GDP was the highest rate of economic growth in 20 years. Following this showing, the expected 5.0% fourth quarter growth rate in our view should essentially dispel any lingering doubts about the durability of the U.S. economic recovery. Moreover, robust profit growth of corporate America validated the across-the-board rise in stock prices. The bottom line for investors in 2003 is that all major equity market indexes ended the year at annual highs in price, and REITs ended the year at record high share prices.

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                                       3



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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

INVESTMENT OUTLOOK

    We believe that the key to REIT performance in 2004 will be the course of the U.S. economy. Not interest rates. Not Wall Street estimates of NAVs. Not valuations based on last year's earnings. A strong economy is essential to supporting real estate fundamentals. And strong fundamentals are essential to supporting REIT earnings growth and share prices. We remain optimistic about the course of the economy. In light of the return of business and consumer confidence, soaring profitability, ongoing fiscal stimulus and still-accommodative monetary policy, we believe the economy will remain strong. Our expectation is that in 2004 GDP will increase by at least 4%.

    We also believe that for the first time since the economic recovery began, the U.S. will experience strong job growth. We expect that 1.5 to 2.0 million jobs will be created this year. To the extent that this occurs, several dynamics of the real estate markets are likely to change significantly, primarily in the office and apartment sectors. Growth in service jobs will directly benefit owners of office buildings, particularly in larger cities such as New York, Boston, and Washington. We have concentrated our holdings in companies that have a strong presence in these cities. We are already seeing vacancy rates in these cities begin to decline, coincident with companies now shifting from layoffs to new hiring, such as those in the financial service industry. Because a relatively high percentage of new jobholders tend to rent apartments, the strong job growth we expect should benefit owners of multi-family properties. Consequently we have increased our apartment weight and concentrated our holdings in the companies that have a strong presence in the northeast and western states where there is a higher tendency to rent apartments due to high population density and high home prices. We believe the hotel industry should benefit from increased business travel and increased tourism due to the weak dollar.

    One sector that we expect to experience little change in 2004 is regional malls. With ongoing economic growth, we expect consumers to continue their spending patterns. As a result, the already-low level of retail bankruptcies and mall vacancy rates should translate into higher profits for mall owners. We expect that, for the third year in a row, mall companies will enjoy the highest earnings growth rates in the real estate industry and this should continue to support strong stock price performance. Further, with payout ratios among the lowest in the REIT industry, we expect dividend growth to also remain well above average. In 2003, the average mall REIT enjoyed earnings growth of 9.2% per share and raised its dividend by 11.2%. We expect a similar pattern to develop this year.

    Notwithstanding our broad industry views, we believe that stock selection will be much more important than sector weights in 2004. The general level of REIT share prices has been adjusted upward and the strong economy should drive fundamentals for every property sector. What may differentiate performance will be individual company strategies, property acquisitions or the ability to capitalize on new opportunities. In 2003, companies that executed on such strategic initiatives enjoyed strong share price performance irrespective of the property sector or geographic region in which they operated.

    Following the extraordinary returns that REITs delivered in 2003, it is natural to ask whether they can continue to perform well this year. As shown in the table below, the years following those in which REITs have turned in their best total returns have historically shown a continuation of strong performance. Thus, one should not assume that one year of very strong performance is necessarily followed by a subpar year. If the past is any guide to what investors may see in 2004, it appears that strong trends tend to remain in place.

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                                       4



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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

NAREIT EQUITY REIT RETURNS FOLLOWING BEST PERFORMING YEARS

                   TOTAL RETURN IN THE FOLLOWING:
      TOTAL     ------------------------------------
YEAR  RETURN    3 MOS.     6 MOS.   9 MOS.   12 MOS.
----  ------    ------     ------   ------   -------
1976  47.6%        7.6%    14.0%    15.0%     22.4%
1979  35.9%       -4.4%     7.1%    17.0%     24.4%
1983  30.6%        4.4%     3.8%    13.8%     20.9%
1991  35.7%        0.7%     3.3%    10.4%     14.6%
1996  35.3%        0.7%     5.7%    18.2%     20.3%
2000  26.4%        0.4%    11.4%     8.5%     13.9%
2003  37.1%        --       --       --       --

Past performance is no guarantee of future results. Returns are historical, include changes in share price and reflect reinvestment of all distributions. This information is presented for illustrative purposes only and does not represent the past performance of the fund. Investors cannot invest in this unmanaged index.

    Whereas REIT share prices are much higher than they were one year ago, we believe the health of the industry and the outlook for profit growth are stronger as well. In our experience, bear markets rarely, if ever, commence at this stage of economic and real estate cycles. In fact, the strengthening real estate markets are attracting an increasing amount of investment capital -- it is our understanding that a record amount of capital has been allocated to direct property ownership. We expect this to help to maintain strong pricing in most real estate markets. In our opinion, the rise in REIT prices has not changed the investment characteristics that investors are increasingly seeking.

    Further, based on the prices of most other asset classes, we are not convinced that REITs are any less attractively valued than any others. Consider that owners of nearly everything from stocks to commodities, foreign currencies and gold all had a spectacular year in 2003. In addition, with the current yields on money market and fixed-income instruments at modern day lows, it is hard to imagine anything but a very low return outcome for their holders. Many observers have suggested that a rise in interest rates could attract more money into bonds and possibly out of REITs. We disagree. If interest rates rise, investors will begin losing money in bonds and may seek to reduce their exposure to the bond market. This could increase the attractiveness of REITs, which offer the potential for income as well as protection from inflation.

    It remains our belief that while REITs are no longer as undervalued as they were over the past several years, the conditions to sustain continued strength and growth in this asset class are firmly in place. While we can rationally expect there to be share price corrections along the way -- as there always are -- we believe that REITs can still deliver solid, long-term returns to investors. In light of these strong fundamentals, combined with the valuation of REITs in comparison to many other asset classes, we believe that REITs will continue to appeal to

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                                       5



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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

investors seeking the potential for portfolio diversification, a high level of current income and attractive total returns.

Sincerely,

 MARTIN COHEN                    ROBERT H. STEERS
 MARTIN COHEN                    ROBERT H. STEERS
 President                       Chairman

 JOSEPH M. HARVEY                JAMES S. CORL
 JOSEPH M. HARVEY                JAMES S. CORL
 Portfolio Manager               Portfolio Manager

           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

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                                       6

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Special Equity Fund, Inc. is maximum capital appreciation over the long term through investment in real estate securities. The fund pursues its investment objectives by seeking investments in a limited number of REITs and other real estate companies. Securities in the portfolio are selected by the adviser based on the outlook for various property types and regions of the country, as well as fundamental research on the individual companies. Among the investment criteria applied to individual companies are organizational structure, management depth, track record of profitability, balance sheet strength, growth potential, and valuation. Investments are selected for capital appreciation; current income is incidental to the fund's investment objective.

    In 2003, the fund's total return was 46.89%, compared to 37.13% for the NAREIT Equity REIT Index and 28.70% for the S&P 500. During the year, REITs gained wider acceptance as both an important asset class and a financial instrument as their low correlation to other asset classes offered a welcomed respite to investors whose risk tolerance has been dramatically reduced. In addition, investor expectations for improving fundamentals were vindicated by economic statistics. The fund's strong performance in 2003 was driven primarily by stock selection. Standout performers included Alexander's (93.1% return), Ventas (105.8%), Mills Corp. (60.3%) and Brookfield Properties (60.1%). Other contributions to performance came from our overweight in hotels and regional malls and our underweight in apartments. Detracting from performance was our underweight in the shopping center and the health care sectors. Two laggards in terms of stock selection were Sun Communities (12.7% return) and Crescent Real Estate (13.4%).

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                                       7



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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

PERFORMANCE REVIEW - (CONTINUED)



                           AVERAGE ANNUAL TOTAL RETURNS
                          FOR PERIODS ENDED DEC. 31, 2003
                   -------------------------------------------
                   1 YEAR    5 YEARS   SINCE INCEPTION (5/8/97)
Fund               46.89%    17.06%              11.49%
NAREIT Equity(a)   37.13%    14.35%              10.79%
S&P 500(a)         28.70%    -0.56%               6.25%



                             [PERFORMANCE GRAPH]


            COHEN & STEERS
            SPECIAL EQUITY       NAREIT EQUITY
                FUND             REIT INDEX(a)      S&P 500(a)
            --------------       -------------      ----------
  5/8/97(b)    $10,000            $10,000            $10,000
 6/30/97       $10,917            $10,794            $10,824
 9/30/97       $13,627            $12,070            $11,635
12/31/97       $14,169            $12,281            $11,969
 3/31/98       $13,742            $12,223            $13,638
 6/30/98       $12,827            $11,662            $14,088
 9/30/98       $ 9,660            $10,435            $12,687
12/31/98       $ 9,375            $10,131            $15,389
 3/31/99       $ 8,881            $ 9,642            $16,155
 6/30/99       $10,386            $10,614            $17,294
 9/30/99       $ 9,337            $ 9,761            $16,213
12/31/99       $12,072            $ 9,662            $18,626
 3/31/00       $11,324            $ 9,893            $19,054
 6/30/00       $10,467            $10,935            $18,549
 9/30/00       $11,960            $11,772            $18,369
12/31/00       $12,480            $12,210            $16,933
 3/31/01       $12,955            $12,257            $14,925
 6/30/01       $13,587            $13,607            $15,798
 9/30/01       $12,577            $13,250            $13,479
12/31/01       $13,028            $13,910            $14,921
 3/31/02       $14,516            $15,058            $14,962
 6/30/02       $15,355            $15,812            $12,957
 9/30/02       $13,813            $14,381            $10,718
12/31/02       $14,027            $14,440            $11,622
 3/31/03       $14,068            $14,538            $11,256
 6/30/03       $16,737            $16,444            $12,991
 9/30/03       $18,645            $18,010            $13,335
12/31/03       $20,604            $19,803            $14,959


The performance data quoted represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The performance information and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(a) The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole. Prior to January 4, 1999, the NAREIT Equity REIT Index was published monthly. Total returns and cumulative values of a $10,000 investment are based on April 30, 1997, the date nearest the fund's inception date for which comparable performance data exist. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.
(b) Commencement of operations.

--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2003

                                                                      NUMBER        VALUE
                                                                     OF SHARES     (NOTE 1)
                                                                     ---------   ------------
EQUITIES                                                   98.65%(a)
    DIVERSIFIED                                            10.98%
        Alexander's(b)............................................      12,300   $  1,533,318
        Colonial Properties Trust.................................       5,000        198,000
        Vornado Realty Trust......................................      25,500      1,396,125
                                                                                 ------------
                                                                                    3,127,443
                                                                                 ------------
    HEALTH CARE                                             1.00%
        Ventas....................................................      13,000        286,000
                                                                                 ------------
    HOTEL                                                  14.23%
        Hilton Hotels Corp. ......................................      45,100        772,563
        Host Marriott Corp.(b)....................................     103,500      1,275,120
        MeriStar Hospitality Corp.(b).............................     117,600        765,576
        Starwood Hotels & Resorts Worldwide.......................      34,400      1,237,368
                                                                                 ------------
                                                                                    4,050,627
                                                                                 ------------
    INDUSTRIAL                                              3.87%
        ProLogis..................................................      34,300      1,100,687
                                                                                 ------------
    OFFICE                                                 14.60%
        Boston Properties.........................................      33,800      1,628,822
        Brookfield Properties Corp. ..............................      24,400        700,280
        CarrAmerica Realty Corp. .................................      27,900        830,862
        SL Green Realty Corp. ....................................      24,300        997,515
                                                                                 ------------
                                                                                    4,157,479
                                                                                 ------------
    OFFICE/INDUSTRIAL                                       6.16%
        Kilroy Realty Corp. ......................................      37,000      1,211,750
        Reckson Associates Realty Corp. ..........................      22,300        541,890
                                                                                 ------------
                                                                                    1,753,640
                                                                                 ------------
    RESIDENTIAL                                            24.79%
      APARTMENT                                            20.60%
        Apartment Investment & Management Co. ....................      15,600        538,200
        AvalonBay Communities.....................................      28,600      1,367,080
        BRE Properties............................................      23,900        798,260
        Essex Property Trust......................................      14,100        905,502
        Gables Residential Trust..................................       5,000        173,700
        Post Properties...........................................      42,200      1,178,224
        Summit Properties.........................................      37,700        905,554
                                                                                 ------------
                                                                                    5,866,520
                                                                                 ------------

-------------------
(a) Percentages indicated are based on the net assets of the fund.
(b) Nonincome producing security.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                                      NUMBER        VALUE
                                                                     OF SHARES     (NOTE 1)
                                                                     ---------   ------------
      MANUFACTURED HOME                                     4.19%
        Sun Communities...........................................      30,800   $  1,191,960
                                                                                 ------------
        TOTAL RESIDENTIAL.........................................                  7,058,480
                                                                                 ------------
    SELF STORAGE                                            4.08%
        Public Storage............................................      16,800        728,952
        Shurgard Storage Centers..................................      11,500        432,975
                                                                                 ------------
                                                                                    1,161,927
                                                                                 ------------
    SHOPPING CENTER                                        18.94%
      COMMUNITY CENTER                                      2.49%
        Federal Realty Investment Trust...........................      18,500        710,215
                                                                                 ------------
      REGIONAL MALL                                        16.45%
        Mills Corp. ..............................................      29,900      1,315,600
        Rouse Co. ................................................      29,100      1,367,700
        Simon Property Group......................................      11,400        528,276
        Taubman Centers...........................................      71,500      1,472,900
                                                                                 ------------
                                                                                    4,684,476
                                                                                 ------------
        TOTAL SHOPPING CENTER.....................................                  5,394,691
                                                                                 ------------
             TOTAL EQUITIES (Identified cost -- $23,447,107)......                 28,090,974
                                                                                 ------------

                                                                     PRINCIPAL
                                                                      AMOUNT
                                                                     ---------
COMMERCIAL PAPER                                             2.55%
        UBS Financial, 0.75%, due 01/02/2004
           (Identified cost -- $724,985)..........................   $725,000         724,985
                                                                                 ------------
TOTAL INVESTMENTS (Identified cost -- $24,172,092) ......  101.20%                 28,815,959
LIABILITIES IN EXCESS OF OTHER ASSETS ...................   (1.20%)                  (341,152)
                                                           ------                ------------
NET ASSETS (Equivalent to $38.55 per share based on 738,567
  shares of capital stock outstanding) ..................  100.00%               $ 28,474,807
                                                           ------                ------------
                                                           ------                ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003

ASSETS:
    Investments in securities, at value (Identified
       cost -- $24,172,092) (Note 1)........................  $ 28,815,959
    Cash....................................................         2,258
    Receivable for investment securities sold...............       897,830
    Receivable for fund shares sold.........................       202,523
    Dividends receivable....................................       169,611
    Other assets............................................         1,650
                                                              ------------
         Total Assets.......................................    30,089,831
                                                              ------------

LIABILITIES:
    Payable for investment securities purchased.............     1,528,233
    Payable for professional fees...........................        38,858
    Payable for reports to shareholders.....................        19,436
    Payable for fund shares redeemed........................        17,616
    Payable to administrator................................           741
    Other liabilities.......................................        10,140
                                                              ------------
         Total Liabilities..................................     1,615,024
                                                              ------------
NET ASSETS applicable to 738,567 shares of $0.001 par value
    common stock outstanding (Note 5).......................  $ 28,474,807
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
    ($28,474,807[div]738,567 shares outstanding)............  $      38.55
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $ 46,544,894
    Accumulated net realized loss on investments............   (22,713,954)
    Net unrealized appreciation on investments..............     4,643,867
                                                              ------------
                                                              $ 28,474,807
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

Investment Income (Note 1):
    Dividend income (net of $2,403 of foreign withholding
       tax).................................................  $  698,490
    Interest income.........................................       2,520
                                                              ----------
         Total Income.......................................     701,010
                                                              ----------

Expenses:
    Investment advisory fees (Note 2).......................     190,096
    Reports to shareholders.................................      64,040
    Professional fees.......................................      49,639
    Directors' fees and expenses (Note 2)...................      42,342
    Registration and filing fees............................      19,315
    Administration and transfer agent fees (Note 2).........      18,401
    Custodian fees and expenses.............................      18,382
    Line of credit fees and expenses (Note 6)...............       1,581
    Miscellaneous...........................................      15,864
                                                              ----------
         Total Expenses.....................................     419,660
    Reduction of Expenses (Note 2)..........................    (102,834)
                                                              ----------
         Net Expenses.......................................     316,826
                                                              ----------
Net Investment Income.......................................     384,184
                                                              ----------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................   4,148,622
    Net change in unrealized depreciation on investments....   3,710,763
                                                              ----------
         Net realized and unrealized gain on investments....   7,859,385
                                                              ----------
Net Increase in Net Assets Resulting from Operations........  $8,243,569
                                                              ----------
                                                              ----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE             FOR THE
                                                    YEAR ENDED           YEAR ENDED
                                                 DECEMBER 31, 2003   DECEMBER 31, 2002(a)
                                                 -----------------   --------------------
Change in Net Assets:
    From Operations:
         Net investment income.................     $   384,184         $   537,175
         Net realized gain on investments......       4,148,622           2,162,115
         Net change in unrealized
            appreciation/(depreciation) on
            investments........................       3,710,763          (1,296,285)
                                                    -----------         -----------
              Net increase in net assets
                resulting from operations......       8,243,569           1,403,005
                                                    -----------         -----------
    Dividends and Distributions to Shareholders from
       (Notes 1 and 4):
         Net investment income.................      (1,143,611)           (892,484)
                                                    -----------         -----------
    Capital Stock Transactions (Note 5):
         Increase/(decrease) in net assets from
            fund share transactions............       3,169,414          (2,514,576)
                                                    -----------         -----------
              Total increase/(decrease) in net
                assets.........................      10,269,372          (2,004,055)

Net Assets:
    Beginning of year..........................      18,205,435          20,209,490
                                                    -----------         -----------
    End of year................................     $28,474,807         $18,205,435
                                                    -----------         -----------
                                                    -----------         -----------

-------------------
(a) See Note 1.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                              2003       2002(a)     2001(a)     2000(a)     1999(a)
--------------------------------                             ------      -------     -------     -------     -------
Net asset value, beginning of year.....................      $27.50      $26.63      $26.60      $26.76      $20.88
                                                             ------      ------      ------      ------      ------
Income from investment operations:
    Net investment income..............................        0.64        0.73        0.69        0.85        0.07
    Net realized and unrealized gain/(loss) on
      investments......................................       12.06        1.29        0.49        0.01        5.92
                                                             ------      ------      ------      ------      ------
        Total income from investment operations........       12.70        2.02        1.18        0.86        5.99
                                                             ------      ------      ------      ------      ------
Less dividends and distributions to shareholders from:
    Net investment income..............................       (1.67)      (1.21)      (0.52)      (1.02)      (0.07)
    Tax return of capital..............................          --          --       (0.63)         --       (0.04)
                                                             ------      ------      ------      ------      ------
        Total dividends and distributions to
          shareholders.................................       (1.67)      (1.21)      (1.15)      (1.02)      (0.11)
                                                             ------      ------      ------      ------      ------
Redemption fees retained by the fund...................        0.02        0.06          --          --          --
                                                             ------      ------      ------      ------      ------
Net increase/(decrease) in net assets..................       11.05        0.87        0.03       (0.16)       5.88
                                                             ------      ------      ------      ------      ------
Net asset value, end of year...........................      $38.55      $27.50      $26.63      $26.60      $26.76
                                                             ------      ------      ------      ------      ------
                                                             ------      ------      ------      ------      ------
-------------------------------------------------------------------------------------------------------------------
Total investment return................................       46.89%       7.67%       4.39%       3.38%      28.76%
                                                             ------      ------      ------      ------      ------
                                                             ------      ------      ------      ------      ------
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of year (in millions).                       $ 28.5      $ 18.2      $ 20.2      $ 33.5      $ 43.0
                                                             ------      ------      ------      ------      ------
                                                             ------      ------      ------      ------      ------
Ratio of expenses to average daily net assets
  (before expense reduction)...........................        1.99%       2.09%       1.83%       2.40%       2.21%
                                                             ------      ------      ------      ------      ------
                                                             ------      ------      ------      ------      ------
Ratio of expenses to average daily net assets
  (net of expense reduction)...........................        1.50%       1.50%       1.83%       2.37%       1.96%
                                                             ------      ------      ------      ------      ------
                                                             ------      ------      ------      ------      ------
Ratio of net investment income to average daily net
  assets (before expense reduction)....................        1.33%       1.96%       2.16%       3.07%       0.03%
                                                             ------      ------      ------      ------      ------
                                                             ------      ------      ------      ------      ------
Ratio of net investment income to average daily net
  assets (net of expense reduction)...................         1.82%       2.55%       2.16%       3.10%       0.28%
                                                             ------      ------      ------      ------      ------
                                                             ------      ------      ------      ------      ------
Portfolio turnover rate................................      181.13%     179.19%     107.68%      58.99%     115.43%
                                                             ------      ------      ------      ------      ------
                                                             ------      ------      ------      ------      ------

-------------------
(a) See Note 1.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Special Equity Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management investment company.

    The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Unrealized gains and losses on securities that result from changes in foreign exchange rates, as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

    Revision of Financial Information: Due to the nature of commercial real estate and the REIT structure, which generally is not subject to corporate tax, REIT dividends can be characterized as a combination of net income, capital gains (from asset dispositions) and return of capital (which generally relates to property depreciation). To date, it has been the fund's policy to distribute to its shareholders all dividends received, regardless of dividend characterization, from the securities it holds in the year that such dividends were received. The fund has reclassified a portion of its net investment income as an increase to net realized gain on investments and as an increase to unrealized appreciation/(depreciation) on investments for the current year and for prior periods. These reclassifications are being done to recognize the return of capital and realized gains that have been reported by the securities held in the portfolio of investments. These changes for the year ended December 31, 2002 are reflected in the Statement of Changes in Net Assets as follows:

                                                           PREVIOUSLY
                                                            REPORTED     AS REVIESD
                                                            --------     ----------
Net investment income....................................  $   898,614   $   537,175
Net realized gain on investments.........................    1,997,128     2,162,115
Net change in unrealized depreciation on investments.....   (1,492,737)   (1,296,285)
                                                           -----------   -----------
    Net increase in net assets resulting from
       operations........................................  $ 1,403,005   $ 1,403,005
                                                           -----------   -----------
                                                           -----------   -----------

    On the Financial Highlights, the net investment income per share figures have been reduced and the net realized gain/(loss) on investments per share have been correspondingly increased. In addition, the ratios of net investment income have been reduced. These reclassifications do not change the actual dividends that were received by the fund, nor do they alter any taxpayer records, as such adjustments have historically been captured in the fund's tax reporting to its shareholders.

    The reclassifications for the Financial Highlights are as follows:

                                                            DECREASE IN RATIOS OF NET
                                                              INVESTMENT INCOME TO
                                      INCREASE IN NET       AVERAGE DAILY NET ASSETS
               DECREASE IN NET    REALIZED AND UNREALIZED        (BEFORE EXPENSE
PERIOD ENDED  INVESTMENT INCOME       GAIN/(LOSS) ON          REDUCTION AND NET OF
DECEMBER 31,      PER SHARE        INVESTMENTS PER SHARE       EXPENSE REDUCTION)
------------      ---------        ---------------------       ------------------
    2002            $0.49                  $0.49                      1.72%
    2001            $0.32                  $0.32                      1.01%
    2000            $0.17                  $0.17                      0.60%
    1999            $0.05                  $0.05                      0.23%

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    These reclassifications had no effect on net assets or the net increase in net assets resulting from operations or cash received from the underlying investments.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid semiannually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's board of directors. For the services provided to the fund, the advisor receives a monthly fee in an amount equal to 1/12th of 0.90% of the average daily net assets of the fund. For the year ended December 31, 2003, the fund incurred $190,096 in advisory fees.

    The investment advisor has voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage, and extraordinary expenses) to an annual rate of 1.50% of the fund's average net assets until December 31, 2004. As long as this expense cap continues, it may lower the fund's expenses and increase its total return. After December 31, 2004, the expense limitation may be terminated or revised at any time, at which time the fund's expenses may increase and its total return may be reduced depending on the total assets of the fund. For the year ended December 31, 2003, the investment advisor waived investment advisory fees of $102,834.

    Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a monthly fee in an amount equal

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

to 1/12th of 0.02% of the fund's average daily net assets. For the year ended December 31, 2003, the fund paid the advisor $4,224 in fees under this administration agreement.

    Directors' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. None of the directors and officers so affiliated received compensation from the fund for their services. For the year ended December 31, 2003, fees and related expenses accrued for nonaffiliated directors totaled $42,342.

    Other: At December 31, 2003, there was one investor owning 9% of the fund's outstanding shares. Investment activities of this shareholder could have a material impact on the fund.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2003 totaled $40,123,111 and $37,459,407, respectively.

NOTE 4. INCOME TAXES

    The fund had no return of capital for the year ended December 31, 2003. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically treated as ordinary income for tax purposes.

    The dividends and distributions to shareholders are characterized for tax purposes as follows:

                                           FOR THE YEAR ENDED DECEMBER 31,
                                           --------------------------------
                                                2003             2002
                                                ----             ----
Ordinary income..........................    $1,143,611        $892,484
                                             ----------        --------
    Total dividends and distributions to
       shareholders......................    $1,143,611        $892,484
                                             ----------        --------
                                             ----------        --------

    At December 31, 2003, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost.........................................  $24,374,583
                                                         -----------
Gross unrealized appreciation..........................  $ 4,549,403
Gross unrealized depreciation..........................  $  (108,027)
                                                         -----------
Net unrealized appreciation............................  $ 4,441,376
                                                         -----------
                                                         -----------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to taxable overdistribution of income and wash sales on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2003, the fund increased undistributed net investment income on investments by $759,427 and decreased paid-in capital by $759,427, related primarily to taxable overdistribution of income in the current year.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    The components of distributable earnings on a tax basis consist of undistributed ordinary income of $0 and undistributed capital gains of $0.

    At December 31, 2003, the fund had tax basis capital losses, which may be carried over to offset future capital gains, as follows:

Capital loss carryovers expiring in:
    2006...................................  $14,895,092
    2007...................................    6,065,253
    2008...................................    1,314,704
    2009...................................      236,415
                                             -----------
                                             $22,511,464
                                             -----------
                                             -----------

    For the year ended December 31, 2003, the fund utilized capital loss carryovers of $4,191,297.

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 50 million shares of capital stock, par value $0.001 per share. The board of directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

                                       FOR THE                  FOR THE
                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 2003        DECEMBER 31, 2002
                                ----------------------   ----------------------
                                 SHARES      AMOUNT       SHARES      AMOUNT
                                --------   -----------   --------   -----------
Sold..........................   166,537   $ 5,988,858    123,790   $ 3,683,795
Issued as reinvestment of
  dividends...................    29,602     1,049,429     29,379       847,195
Redemption fees retained by
  fund(a).....................        --        15,331         --        42,027
Redeemed......................  (119,543)   (3,884,204)  (250,155)   (7,087,593)
                                --------   -----------   --------   -----------
Net increase/decrease.........    76,596   $ 3,169,414    (96,986)  $(2,514,576)
                                --------   -----------   --------   -----------
                                --------   -----------   --------   -----------

NOTE 6. BORROWINGS

    The fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc. and Cohen & Steers Equity Income Fund, Inc., has entered into a $200,000,000 credit agreement (the credit agreement) with Fleet National Bank, as administrative agent, State Street Bank and Trust Company, as operations agent, and the lenders identified in the credit agreement.

    During the year ended December 31, 2003, the fund did not have any loans outstanding. For the year ended December 31, 2003, the fund paid commitment fees and other expenses of $1,581.

-------------------
(a) The fund charges a 2% redemption fee on shares sold within one year of the time of purchase.

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                                       19

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Cohen & Steers Special Equity Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Special Equity Fund, Inc. (the 'Fund') at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

    As explained in Note 1, the Fund has revised amounts previously reported as net investment income to reflect the reclassification of distributions in excess of income received from underlying investments. These reclassifications had no effect on net assets or the net increase in net assets resulting from operations.

                                                     PRICEWATERHOUSECOOPERS LLP

New York, New York
February 17, 2004

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                      TAX INFORMATION -- 2003 (UNAUDITED)

    For the year ended December 31, 2003, the fund had qualifying income distributions of $130,174. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, this dividend is eligible for a maximum allowable rate of 15% for individuals.

    For the year ended December 31, 2003 the fund had no post May 5th long term capital gains distributions and no long term capital gains distributions.

    Shareholders are advised to consult with their own tax advisors as to the Federal, state, and local tax status of the income received.

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                        INFORMATION ABOUT FUND DIRECTORS

                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                                                                     OVERSEEN
                                                                                                    WITHIN THE
                          POSITION(S) HELD      TERM OF      LENGTH OF    PRINCIPAL OCCUPATION(S)      FUND
NAME, ADDRESS AND AGE        WITH FUND          OFFICE      TIME SERVED   DURING PAST FIVE YEARS     COMPLEX
----------------------   ------------------   -----------   -----------   -----------------------   ----------
Robert H. Steers .....   Director, chairman   Until next       Since      Co-chairman and              10
757 Third Avenue           and secretary      election of    inception    co-chief Executive
New York, New York                             directors                  Officer of Cohen &
Age: 50                                                                   Steers Capital
                                                                          Management, Inc., the
                                                                          fund's investment
                                                                          manager since 2003.
                                                                          Prior thereto, chairman
                                                                          of Cohen &
                                                                          Steers Capital
                                                                          Management, Inc.

Martin Cohen .........       Director,        Until next       Since      Co-chairman and              10
757 Third Avenue           president and      election of    inception    co-chief executive
New York, New York           treasurer         directors                  officer of Cohen &
Age: 55                                                                   Steers Capital
                                                                          Management, Inc., the
                                                                          fund's investment
                                                                          manager. Prior thereto,
                                                                          president of Cohen &
                                                                          Steers Capital
                                                                          Management, Inc.

Gregory C. Clark .....        Director        Until next       Since      Private investor. Prior      10
99 Jane Street                                election of    inception    thereto, President of
New York, New York                             directors                  Wellspring Management
Age: 56                                                                   Group (investment advisory
                                                                          firm).

Bonnie Cohen .........        Director        Until next      2001 to     Consultant. Prior            10
1824 Phelps                                   election of     present     thereto, undersecretary
Place, N.W.                                    directors                  of state, United States
Washington, D.C.                                                          Department of State.
Age: 61

George Grossman ......        Director        Until next       Since      Attorney-at-law.             10
17 Elm Place                                  election of    inception
Rye, New York                                  directors
Age: 50

Richard J. Norman ....        Director        Until next      2001 to     Private investor. Prior      10
7520 Hackamore Drive                          election of     present     thereto, investment
Potomac, Maryland                              directors                  representative of
Age: 60                                                                   Morgan Stanley Dean
                                                                          Witter.

Willard H. Smith,             Director        Until next      1996 to     Director. Board member       10
Jr. ..................                        election of     present     of Essex Property
7231 Encelia Drive                             directors                  Trust, Inc., Highwoods
La Jolla, California                                                      Properties, Inc. and
Age: 67                                                                   Realty Income
                                                                          Corporation. Managing
                                                                          director at Merrill
                                                                          Lynch & Co., Equity
                                                                          Capital Markets
                                                                          Division from 1983 to
                                                                          1995.

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


              FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

                   COHEN & STEERS                                       COHEN & STEERS
                 EQUITY INCOME FUND                                      REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
      A, B, C AND I SHARES AVAILABLE
                                                          SYMBOL: CSRSX
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX


            FOR CAPITAL APPRECIATION:                                FOR TOTAL RETURN:

                 COHEN & STEERS                                       COHEN & STEERS
              SPECIAL EQUITY FUND                               INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
                                                          OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX
                                                          HIGHER MINIMUM PURCHASE REQUIRED

                                                          SYMBOL: CSRIX



                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE
    INVESTING. THIS INFORMATION, AS WELL AS OTHER INFORMATION ABOUT THE FUND, IS DESCRIBED IN THE
                  PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT ADVISER
Director and chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and president                   (212) 832-3232

Gregory C. Clark                         FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                 State Street Bank and Trust Company
                                         225 Franklin Street
Bonnie Cohen                             Boston, MA 02110
Director
                                         TRANSFER AGENT
George Grossman                          Boston Financial Data Services, Inc.
Director                                 Two Heritage Drive
                                         North Quincy, MA 02171
Richard J. Norman                        (800) 437-9912
Director
                                         LEGAL COUNSEL
Willard H. Smith Jr.                     Simpson Thacher & Bartlett
Director                                 425 Lexington Avenue
                                         New York, NY 10017
Adam Derechin
Vice president and assistant treasurer   DISTRIBUTOR
                                         Cohen & Steers Securities, LLC
Joseph M. Harvey                         757 Third Avenue
Vice president                           New York, NY 10017

Lawrence B. Stoller                      Nasdaq Symbol: CSSPX
Assistant secretary
                                         Web site: cohenandsteers.com

                                         Net asset value (NAV) can be found in
                                         the daily mutual fund listings in the
                                         financial section of most major
                                         newspapers under Cohen & Steers.

                                         This report is authorized for delivery
                                         only to shareholders of Cohen & Steers
                                         Special Equity Fund, Inc. unless
                                         accompanied or preceded by the
                                         delivery of a currently effective
                                         prospectus setting forth details of
                                         the fund. Past performance, of course,
                                         is no guarantee of future results and
                                         your investment may be worth more or
                                         less at the time you sell.

--------------------------------------------------------------------------------
                                       24

COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



  COHEN & STEERS
SPECIAL EQUITY FUND



  ANNUAL REPORT
DECEMBER 31, 2003



                         STATEMENT OF DIFFERENCES
                         ------------------------

The division sign shall be expressed as................................. [div]
The section symbol shall be expressed as................................  'SS'